Camelot Excalibur Small Cap Income Fund

Class A: CEXAX Class I: CEXIX

Camelot Premium Return Fund

Class A: CPRFX Class I: CPRIX

(Collectively, the “Funds”)

September 26, 2019

This supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated February 1, 2019, and should be read in conjunction with such SAI.

______________________________________________________________________________

Investment restriction (c) under the section of the Funds’ SAI entitled “Other Investment Policies” is replaced in its entirety with the following:

“(c) No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;”

You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses and the Statement of Additional Information, each dated February 1, 2019, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-226-3863 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.